THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated June 18, 2024 to the

Summary Prospectus dated May 1, 2024 (the Summary Prospectus)

This supplement should be read and retained in conjunction with the Summary Prospectus for The Prudential Series Fund (the Trust) for the PSF Global Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Summary Prospectus is revised as follows, effective July 1, 2024:

I.The following table replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+Other Expenses	0.08%	0.08%
=Total Annual Portfolio Operating Expenses	0.83%	1.08%
-Fee Waiver and/or Expense Reimbursement	(0.05)%	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee	0.78%	1.03%
Waiver and/or Expense Reimbursement(1)

(1) The Manager has contractually agreed to waive 0.0345% of its management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive 0.012% of its management fee through June 30, 2025. These arrangements may not be terminated or modified without the prior approval of the

Trust’s Board.

II.The following table replaces the "Example" table in the "PORTFOLIO FEES AND EXPENSES" section:

	1 Year	3 Years	5 Years	10 Years
PSF Global Portfolio Class I Shares	$80	$260	$456	$1,021
PSF Global Portfolio Class III Shares	$105	$339	$591	$1,313

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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